Exhibit 99.3

Subscription Offering Stock Order Form
					Ocean City Home Bank Conversion Center 5401 Harding Highway Mays Landing, NJ 08330 (866) 338-2649		Expiration Date for Subscription Stock Order Forms: day , 2009 5:00 p.m., Eastern time (received not postmarked)
IMPORTANT:

A properly completed original stock order form must be used to subscribe for common stock. Copies of this form are not required to be accepted. Please read the Stock Ownership Guide and Stock Order Form Instructions as you complete this form.

	(1) Number of Shares		(2) Total Payment Due
	Subscription Price X$8.00 =	$				Minimum number of shares: 25 shares ($200.00) Maximum number of shares for an individual and for associates or group: 365,405 shares ($2,923,247) See Instructions.

(3) Employee/Officer/Director Information ☐ Check here if you are an employee, officer or director of Ocean City Home Bank or a member of such person’s immediate family living in the same household.
(4) Method of Payment by Check Enclosed is a check, bank draft or money order payable to Ocean Shore Holding Co. in the amount indicated here.						Total Check Amount $	•
(5) Method of Payment by Withdrawal - The undersigned authorizes withdrawal from the following account(s) at Ocean City Home Bank. There is no early withdrawal penalty for this form of payment. Individual Retirement Accounts maintained at Ocean City Home Bank cannot be used unless special transfer arrangements are made.
Bank Use			Account Number(s) To Withdraw				$ Withdrawal Amount
						$	•
						$	•

(6) Subscription Offering Purchaser Information Subscription order must be submitted with same owner(s) of original subscription order as shown on mailing label.
(7) Form of Stock Ownership and SS# or Tax ID#:
☐ Individual	☐ Joint Tenants	☐ Tenants in Common	☐ Fiduciary (i.e., trust, estate)			SS#/Tax ID#	¾
☐ Uniform Transfers to Minors Act (Indicate SS# of Minor only)		☐ Company/Corporation/ Partnership	☐ IRA or other qualified plan (Both Tax ID# & SS# for IRAs)			SS#/Tax ID#	¾

(8) Stock Registration & Address:

Name and address to appear on stock certificate. Adding the names of other persons who are not on the mailing label above will result in the loss of your subscription rights.

Name:
Name Continued:
Mail to- Street:
City:					State:	Zip Code:
(9) Telephone Daytime/Evening	( )	—	( ) —			County of Residence

(10) Associates/Acting in Concert

☐    Check here and complete the reverse side of this form if you or any associates or persons acting in concert with you have submitted other orders for shares or are current owners of existing shares of Ocean Shore Holding Co.

(11) Acknowledgement - To be effective, this stock order form must be properly completed and physically received (not postmarked) by Ocean Shore Holding Co. no later than 5:00 p.m., Eastern time, on , 2009, unless extended; otherwise this stock order form and all subscription rights will be void. The undersigned agrees that after receipt by Ocean Shore Holding Co., this stock order form may not be modified, withdrawn or canceled without Ocean Shore Holding Co.’s consent and if authorization to withdraw from deposit accounts at Ocean City Home Bank has been given as payment for shares, the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned. Under penalty of perjury, I hereby certify that the Social Security or Tax ID Number and the information provided on this stock order form are true, correct and complete and that I am not subject to back-up withholding. It is understood that this stock order form will be accepted in accordance with, and subject to, the terms and conditions of the plan of conversion and reorganization of OC Financial MHC described in the accompanying prospectus.

Federal regulations prohibit any person from transferring, or entering into any agreement, directly or indirectly, to transfer the legal or beneficial ownership of subscription rights or the underlying securities to the account of another. Ocean City Home Bank, OC Financial MHC and Ocean Shore Holding Co. will pursue any and all legal and equitable remedies in the event they become aware of the transfer of subscription rights and will not honor orders known by them to involve such transfer. Under penalty of perjury, I certify that I am purchasing shares solely for my account and that there is no agreement or understanding regarding the sale or transfer of such shares, or my right to subscribe for shares.

By signing below, I also acknowledge that I have read the Certification Form on the reverse side of this form.

Bank Use

Signature			Date	Signature			Date
¾				¾

Item (10) Associates/Acting In Concert continued:

If you checked the box in item #10 on the reverse side of this form, list below all other orders submitted by you or your associates and list the number of shares of Ocean Shore Holding Co. currently owned by you or your associates (as defined below) or by persons acting in concert with you (also defined below).

Name(s) listed on other stock order forms	Number of shares ordered	Name(s) of existing shareholders	Number of shares owned

Associate – The term “associate” of a particular person means:

(1) a corporation or organization (other than OC Financial MHC, Ocean Shore Holding or Ocean City Home Bank or their majority-owned subsidiaries) of which a person is a senior officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities of such corporation or organization;

(2) a trust or other estate in which a person has a substantial beneficial interest or as to which a person serves as a trustee or a fiduciary; and

(3) any person who is related by blood or marriage to such person and who lives in the same home as such person or who is a director or senior officer of OC Financial MHC, Ocean Shore Holding or Ocean City Home Bank or any of their subsidiaries.

Acting in concert – The term “acting in concert” means:

(1) knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement or understanding; or

(2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

In general, a person who acts in concert with another party will also be deemed to be acting in concert with any person who is also acting in concert with that other party.

We may presume that certain persons are acting in concert based upon various facts, among other things, joint account relationships and the fact that such persons may have filed joint Schedules 13D or 13G with the Securities and Exchange Commission with respect to other companies.

CERTIFICATION FORM

I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, AND IS NOT INSURED OR GUARANTEED BY OC FINANCIAL MHC, OCEAN SHORE HOLDING CO., OCEAN CITY HOME BANK, THE FEDERAL GOVERNMENT OR BY ANY GOVERNMENT AGENCY. THE ENTIRE AMOUNT OF AN INVESTOR’S PRINCIPAL IS SUBJECT TO LOSS.

If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I should call Michael Finn, the Regional Director of the Northeast Regional Office of the Office of Thrift Supervision at (201) 413-1000.

I further certify that, before purchasing the common stock of Ocean Shore Holding Co. (the “Company”), the holding company for Ocean City Home Bank, I received a prospectus of the Company dated                     , 2009 relating to such offer of common stock.

The prospectus that I received contains disclosure concerning the nature of the common stock being offered by the Company and describes in the “Risk Factors” section beginning on page     , the risks involved in the investment in this common stock, including but not limited to the following:

Risks Related to Our Business

1.	A continuation of recent turmoil in the financial markets could have an adverse effect on our financial position or results of operations.
2.	The current economic recession could result in increases in our level of non-performing loans and/or reduce demand for our products and services, which would lead to lower revenue, higher loan losses and lower earnings.
3.	Our emphasis on residential mortgage loans exposes us to a risk of loss due to a decline in property values.
4.	Commercial lending may expose us to increased lending risks.
5.	Higher loan losses could require us to increase our allowance for loan losses through a charge to earnings.
6.	If we conclude that the decline in value of any of our investment securities is other than temporary, we are required to write down the value of that security through a charge to earnings.
7.	Special FDIC assessments will hurt our earnings.
8.	Changes in interest rates could reduce our net interest income and earnings.
9.	Participation in the U.S. Treasury’s Temporary Liquidity Guarantee Program will hurt our earnings.
10.	Strong competition within our market area could reduce our profits and slow growth.
11.	Proposed regulatory reform may have a material impact on our operations.
12.	We operate in a highly regulated environment and we may be adversely affected by changes in laws and regulations.

Risks	Related to the Offering
13.	Our share price will fluctuate.
14.	Additional expenses following the offering from new equity benefit plans will adversely affect our profitability.
15.	Our stock price may decline when trading commences.
16.	There may be a limited market for our common stock, which may adversely affect our stock price.
17.	Our return on equity will initially be low compared to other publicly traded financial institutions. A low return on equity may negatively impact the trading price of our common stock.
18.	We have broad discretion in allocating the proceeds of the offering. Our failure to effectively utilize such proceeds would reduce our profitability.
19.	Issuance of shares for benefit programs may dilute your ownership interest.
20.	The certificate of incorporation and bylaws of new Ocean Shore Holding and certain laws and regulations may prevent or make more difficult certain transactions, including a sale or merger of new Ocean Shore Holding.

(By Signing the Front of this Form the Investor is Not Waiving Any Rights Under the Federal Securities Laws,

Including the Securities Act of 1933 and the Securities Exchange Act of 1934)

Community Offering Stock Order Form
					Ocean City Home Bank Conversion Center 5401 Harding Highway Mays Landing, NJ 08330 (866) 338-2649		Expiration Date for Stock Order Forms: day , 2009 5:00 p.m., Eastern time (received not postmarked)
IMPORTANT:

A properly completed original stock order form must be used to subscribe for common stock. Copies of this form are not required to be accepted. Please read the Stock Ownership Guide and Stock Order Form Instructions as you complete this form.

	(1) Number of Shares		(2) Total Payment Due
	Subscription Price X $8.00 =	$				Minimum number of shares: 25 shares ($200.00) Maximum number of shares for an individual and for associates or group: 365,405 shares ($2,923,247) See Instructions.

(3) Employee/Officer/Director Information ☐ Check here if you are an employee, officer or director of Ocean City Home Bank or a member of such person’s immediate family living in the same household.
(4) Method of Payment by Check Enclosed is a check, bank draft or money order payable to Ocean Shore Holding Co. in the amount indicated here.						Total Check Amount $	. •
(5) Method of Payment by Withdrawal - The undersigned authorizes withdrawal from the following account(s) at Ocean City Home Bank. There is no early withdrawal penalty for this form of payment. Individual Retirement Accounts maintained at Ocean City Home Bank cannot be used unless special transfer arrangements are made.
Bank Use			Account Number(s) To Withdraw				$ Withdrawal Amount
						$	•
						$	•
(6) Community Offering Purchaser Information ☐ a. Check here if you are community member (Indicate county of residence in #9 below). ☐ b. Check here if you are a shareholder of Ocean Shore Holding Co.
(7) Form of Stock Ownership and SS# or Tax ID#:
☐ Individual	☐ Joint Tenants	☐ Tenants in Common	☐ Fiduciary (i.e., trust, estate)			SS#/Tax ID#	¾
☐ Uniform Transfers to Minors Act (Indicate SS# of Minor only)		☐ Company/Corporation/ Partnership	☐ IRA or other qualified plan (Both Tax ID# & SS# for IRAs)			SS#/Tax ID#	¾
(8) Stock Registration & Address: Name and address to appear on stock certificate. Orders must be submitted in one of the accepted forms of registration listed in # 7 above.
Name:
Name Continued:
Mail to- Street:
City:					State:	Zip Code:
(9) Telephone Daytime/Evening	( )	—	( ) —			County of Residence

(10) Associates/Acting in Concert

☐   Check here and complete the reverse side of this form if you or any associates or persons acting in concert with you have submitted other orders for shares or are current owners of existing shares of Ocean Shore Holding Co.

(11) Acknowledgement - To be effective, this stock order form must be properly completed and physically received (not postmarked) by Ocean Shore Holding Co. no later than 5:00 p.m., Eastern time, on , 2009, unless extended; otherwise this stock order form and all subscription rights will be void. The undersigned agrees that after receipt by Ocean Shore Holding Co., this stock order form may not be modified, withdrawn or canceled without Ocean Shore Holding Co. consent and if authorization to withdraw from deposit accounts at Ocean City Home Bank has been given as payment for shares, the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned. Under penalty of perjury, I hereby certify that the Social Security or Tax ID Number and the information provided on this stock order form are true, correct and complete and that I am not subject to back-up withholding. It is understood that this stock order form will be accepted in accordance with, and subject to, the terms and conditions of the plan of conversion and reorganization of OC Financial MHC described in the accompanying prospectus.

Under penalty of perjury, I certify that I am purchasing shares solely for my account and that there is no agreement or understanding regarding the sale or transfer of such shares.

By signing below, I also acknowledge that I have read the Certification Form on the reverse side of this form.

Bank Use

Signature			Date	Signature			Date
¾				¾

Item (10) Associates/Acting In Concert continued:

If you checked the box in item #10 on the reverse side of this form, list below all other orders submitted by you or your associates and list the number of shares of Ocean Shore Holding Co. currently owned by you or your associates (as defined below) or by persons acting in concert with you (also defined below).

Name(s) listed on other stock order forms	Number of shares ordered	Name(s) of existing shareholders	Number of shares owned

Associate – The term “associate” of a particular person means:

(1) a corporation or organization (other than OC Financial MHC, Ocean Shore Holding or Ocean City Home Bank) or their majority-owned subsidiaries of which a person is a senior officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities of such corporation or organization;

(2) a trust or other estate in which a person has a substantial beneficial interest or as to which a person serves as a trustee or a fiduciary; and

(3) any person who is related by blood or marriage to such person and who lives in the same home as such person or who is a director or senior officer of OC Financial MHC, Ocean Shore Holding or Ocean City Home Bank or any of their subsidiaries.

Acting in concert – The term “acting in concert” means:

(1) knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement or understanding; or

(2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

In general, a person who acts in concert with another party will also be deemed to be acting in concert with any person who is also acting in concert with that other party.

We may presume that certain persons are acting in concert based upon various facts, among other things, joint account relationships and the fact that such persons may have filed joint Schedules 13D or 13G with the Securities and Exchange Commission with respect to other companies.

CERTIFICATION FORM

I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, AND IS NOT INSURED OR GUARANTEED BY OC FINANCIAL MHC, OCEAN SHORE HOLDING CO., OCEAN CITY HOME BANK, THE FEDERAL GOVERNMENT OR BY ANY GOVERNMENT AGENCY. THE ENTIRE AMOUNT OF AN INVESTOR’S PRINCIPAL IS SUBJECT TO LOSS.

If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I should call Michael Finn, the Regional Director of the Northeast Regional Office of the Office of Thrift Supervision at (201) 413-1000.

I further certify that, that before purchasing the common stock of Ocean Shore Holding Co. (the “Company”), the holding company for Ocean City Home Bank, I received a prospectus of the Company dated                     , 2009 relating to such offer of common stock.

The prospectus that I received contains disclosure concerning the nature of the common stock being offered by the Company and describes in the “Risk Factors” section beginning on page     , the risks involved in the investment in this common stock, including but not limited to the following:

Risks Related to Our Business

1.	A continuation of recent turmoil in the financial markets could have an adverse effect on our financial position or results of operations.
2.	The current economic recession could result in increases in our level of non-performing loans and/or reduce demand for our products and services, which would lead to lower revenue, higher loan losses and lower earnings.
3.	Our emphasis on residential mortgage loans exposes us to a risk of loss due to a decline in property values.
4.	Commercial lending may expose us to increased lending risks.
5.	Higher loan losses could require us to increase our allowance for loan losses through a charge to earnings.
6.	If we conclude that the decline in value of any of our investment securities is other than temporary, we are required to write down the value of that security through a charge to earnings.
7.	Special FDIC assessments will hurt our earnings.
8.	Changes in interest rates could reduce our net interest income and earnings.
9.	Participation in the U.S. Treasury’s Temporary Liquidity Guarantee Program will hurt our earnings.
10.	Strong competition within our market area could reduce our profits and slow growth.
11.	Proposed regulatory reform may have a material impact on our operations.
12.	We operate in a highly regulated environment and we may be adversely affected by changes in laws and regulations.

Risks	Related to the Offering
13.	Our share price will fluctuate.
14.	Additional expenses following the offering from new equity benefit plans will adversely affect our profitability.
15.	Our stock price may decline when trading commences.
16.	There may be a limited market for our common stock, which may adversely affect our stock price.
17.	Our return on equity will initially be low compared to other publicly traded financial institutions. A low return on equity may negatively impact the trading price of our common stock.
18.	We have broad discretion in allocating the proceeds of the offering. Our failure to effectively utilize such proceeds would reduce our profitability.
19.	Issuance of shares for benefit programs may dilute your ownership interest.
20.	The certificate of incorporation and bylaws of new Ocean Shore Holding and certain laws and regulations may prevent or make more difficult certain transactions, including a sale or merger of new Ocean Shore Holding.

(By Signing the Front of this Form the Investor is Not Waiving Any Rights Under the Federal Securities Laws,

Including the Securities Act of 1933 and the Securities Exchange Act of 1934)

Syndicated Community Offering Stock Order Form
Ocean City Home Bank Conversion Center 5401 Harding Highway Mays Landing, NJ 08330 (866) 338-2649	Expiration Date

for Stock Order Forms:

No expiration date has been set for the syndicated community offering and the offering may expire at any time on or after                  , 2009 at Ocean Shore Holding Co.’s sole discretion.

IMPORTANT: Any order form that is not properly completed, accompanied by proper payment and actually received (not postmarked) prior to the expiration of the offering will not be accepted.
	(1) Number of Shares		(2) Total Payment Due
	Subscription Price X $8.00 =	$				Minimum number of shares: 25 shares ($200.00) Maximum number of shares for an individual and for associates or group: 365,405 shares ($2,923,247). See Instructions.

(3) Employee/Officer/Director Information ☐ Check here if you are an employee, officer or director of Ocean City Home Bank or a member of such person’s immediate family living in the same household.
(4) Method of Payment by Check Enclosed is a check, bank draft or money order payable to Ocean Shore Holding Co. in the amount indicated here.						Total Check Amount $	•
(5) Method of Payment by Wire – Please call the conversion center for wire instructions.
Bank Use							Total Wire Amount
						$	•

(6) Purchaser Information ☐ a. Check here if you are a community member (Indicate county of residence in #9 below). ☐ b. Check here if you are a shareholder of Ocean Shore Holding Co.
(7) Form of Stock Ownership and SS# or Tax ID#:
☐ Individual	☐ Joint Tenants	☐ Tenants in Common	☐ Fiduciary (i.e., trust, estate)			SS#/Tax ID#	¾
☐ Uniform Transfers to Minors Act (Indicate SS# of Minor only)		☐ Company/Corporation/ Partnership	☐ IRA or other qualified plan (Both Tax ID# & SS# for IRAs)			SS#/Tax ID#	¾
(8) Stock Registration & Address: Name and address to appear on stock certificate. Order must be submitted in one of the accepted forms of registration listed in # 7 above.
Name:
Name Continued:
Mail to- Street:
City:					State:	Zip Code:
(9) Telephone Daytime/Evening	( )	—	( ) —			County of Residence

(10) Associates/Acting in Concert

☐ Check here and complete the reverse side of this form if you or any associates or persons acting in concert with you have submitted other orders for shares or are current owners of existing shares of Ocean Shore Holding Co.

(11) Acknowledgement - To be effective, this stock order form must be properly completed and physically received (not postmarked) by Ocean Shore Holding Co. prior to the expiration of the offering; otherwise this stock order form will be void. The undersigned agrees that after receipt by Ocean Shore Holding Co., this stock order form may not be modified, withdrawn or canceled without Ocean Shore Holding Co.’s consent and if authorization to withdraw from deposit accounts at Ocean City Home Bank has been given as payment for shares, the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned. Under penalty of perjury, I hereby certify that the Social Security or Tax ID Number and the information provided on this stock order form are true, correct and complete and that I am not subject to back-up withholding. It is understood that this stock order form will be accepted in accordance with, and subject to, the terms and conditions of the plan of conversion and reorganization of OC Financial MHC described in the accompanying prospectus. Under penalty of perjury, I certify that I am purchasing shares solely for my account and that there is no agreement or understanding regarding the sale or transfer of such shares.

By signing below, I also acknowledge that I have read the Certification Form on the reverse side of this form.							Bank Use

Signature			Date	Signature			Date
¾				¾

Item (10) Associates/Acting In Concert continued:

If you checked the box in item #10 on the reverse side of this form, list below all other orders submitted by you or your associates and list the number of shares of Ocean Shore Holding Co. currently owned by you or your associates (as defined below) or by persons acting in concert with you (also defined below).

Name(s) listed on other stock order forms	Number of shares ordered	Name(s) of existing shareholders	Number of shares owned

Associate – The term “associate” of a particular person means:

(1) a corporation or organization (other than OC Financial MHC, Ocean Shore Holding or Ocean City Home Bank or their majority-owned subsidiaries) of which a person is a senior officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities of such corporation or organization;

(2) a trust or other estate in which a person has a substantial beneficial interest or as to which a person serves as a trustee or a fiduciary; and

(3) any person who is related by blood or marriage to such person and who lives in the same home as such person or who is a director or senior officer of OC Financial MHC, Ocean Shore Holding or Ocean City Home Bank or any of their subsidiaries.

Acting in concert – The term “acting in concert” means:

(1) knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement or understanding; or

(2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

In general, a person who acts in concert with another party will also be deemed to be acting in concert with any person who is also acting in concert with that other party.

We may presume that certain persons are acting in concert based upon various facts, among other things, joint account relationships and the fact that such persons may have filed joint Schedules 13D or 13G with the Securities and Exchange Commission with respect to other companies.

CERTIFICATION FORM

I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, AND IS NOT INSURED OR GUARANTEED BY OC FINANCIAL MHC, OCEAN SHORE HOLDING CO., OCEAN CITY HOME BANK, THE FEDERAL GOVERNMENT OR BY ANY GOVERNMENT AGENCY. THE ENTIRE AMOUNT OF AN INVESTOR’S PRINCIPAL IS SUBJECT TO LOSS.

If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I should call Michael Finn, the Regional Director of the Northeast Regional Office of the Office of Thrift Supervision at (201) 413-1000.

I further certify that, before purchasing the common stock of Ocean Shore Holding Co. (the “Company”), the holding company for Ocean City Home Bank, I received a prospectus of the Company dated                     , 2009 relating to such offer of common stock.

The prospectus that I received contains disclosure concerning the nature of the common stock being offered by the Company and describes in the “Risk Factors” section beginning on page     , the risks involved in the investment in this common stock, including but not limited to the following:

Risks Related to Our Business

1.	A continuation of recent turmoil in the financial markets could have an adverse effect on our financial position or results of operations.
2.	The current economic recession could result in increases in our level of non-performing loans and/or reduce demand for our products and services, which would lead to lower revenue, higher loan losses and lower earnings.
3.	Our emphasis on residential mortgage loans exposes us to a risk of loss due to a decline in property values.
4.	Commercial lending may expose us to increased lending risks.
5.	Higher loan losses could require us to increase our allowance for loan losses through a charge to earnings.
6.	If we conclude that the decline in value of any of our investment securities is other than temporary, we are required to write down the value of that security through a charge to earnings.
7.	Special FDIC assessments will hurt our earnings.
8.	Changes in interest rates could reduce our net interest income and earnings.
9.	Participation in the U.S. Treasury’s Temporary Liquidity Guarantee Program will hurt our earnings.
10.	Strong competition within our market area could reduce our profits and slow growth.
11.	Proposed regulatory reform may have a material impact on our operations.
12.	We operate in a highly regulated environment and we may be adversely affected by changes in laws and regulations.

Risks	Related to the Offering
13.	Our share price will fluctuate.
14.	Additional expenses following the offering from new equity benefit plans will adversely affect our profitability.
15.	Our stock price may decline when trading commences.
16.	There may be a limited market for our common stock, which may adversely affect our stock price.
17.	Our return on equity will initially be low compared to other publicly traded financial institutions. A low return on equity may negatively impact the trading price of our common stock.
18.	We have broad discretion in allocating the proceeds of the offering. Our failure to effectively utilize such proceeds would reduce our profitability.
19.	Issuance of shares for benefit programs may dilute your ownership interest.
20.	The certificate of incorporation and bylaws of new Ocean Shore Holding and certain laws and regulations may prevent or make more difficult certain transactions, including a sale or merger of new Ocean Shore Holding.

(By Signing the Front of this Form the Investor is Not Waiving Any Rights Under the Federal Securities Laws,

Including the Securities Act of 1933 and the Securities Exchange Act of 1934)

Ocean Shore Holding Co.
Stock Ownership Guide

Individual—Include the first name, middle initial and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as “Mrs.”, “Mr.”, “Dr.”, “special account”, “single person”, etc.

Joint Tenants—Joint tenants with right of survivorship may be specified to identify two or more owners. When stock is held by joint tenants with right of survivorship, ownership is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant. All parties must agree to the transfer or sale of shares held by joint tenants.

Tenants in Common—Tenants in common may also be specified to identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common.

Uniform Transfers to Minors Act (“UTMA”)—Stock may be held in the name of a custodian for a minor under the Uniform Transfers to Minors Act of each state. There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is “CUST”, while the Uniform Transfers to Minors Act is “UTMA”. Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the New Jersey Uniform Transfers to Minors Act will be abbreviated John Doe, CUST Susan Doe UTMA NJ (use minor’s social security number).

Fiduciaries—Information provided with respect to stock to be held in a fiduciary capacity must contain the following:

•    The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title (name). If an individual and a corporation, list the corporation’s title before the individual.

•    The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.

•    A description of the document governing the fiduciary relationship, such as a trust agreement or court order. Documentation establishing a fiduciary relationship may be required to register your stock in a fiduciary capacity.

•    The date of the document governing the relationship, except that the date of a trust created by a will need not be included in the description.

•    The name of the maker, donor or testator and the name of the beneficiary.

An example of fiduciary ownership of stock in the case of a trust is: John Doe, Trustee Under Agreement Dated 10-1-93 for Susan Doe.

Stock Order Form Instructions

Items 1 and 2—Number of Shares and Total Payment Due

Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $8.00 per share. The minimum purchase in the subscription offering is $200.00 (25 shares) of common stock. No person, either individually or together with associates and persons acting in concert with such person, may purchase in the aggregate more than $2,923,247 (365,405 shares) of common stock. As more fully described in the plan of conversion and reorganization and outlined in the prospectus, the maximum purchase limitation may be lower if you and/or your associates or group currently owns shares of Ocean Shore Holding Co. common stock, and may also be subject to reduction based on the overall number of orders received in excess of 5% of the shares to be sold in the offering.

Item 3—Employee/Officer/Director Information

Check this box to indicate whether you are an employee, officer or director of Ocean City Home Bank or a member of such person’s immediate family living in the same household.

Item 4—Method of Payment by Check

If you pay for your stock by check, bank draft or money order, indicate the total amount in this box. Payment for shares may be made by check, bank draft or money order payable to Ocean Shore Holding Co. Payment in cash may be made only if delivered in person. Your funds will earn interest at Ocean City Home Bank’s passbook savings rate of interest until the stock offering is completed.

Item 5—Method of Payment by Withdrawal

If you pay for your stock by a withdrawal from a deposit account at Ocean City Home Bank, indicate the account number(s) and the amount of your withdrawal authorization for each account. The total amount withdrawn should equal the amount of your stock purchase. There will be no penalty assessed for early withdrawals from certificate accounts used for stock purchases. This form of payment may not be used if your account is an Individual Retirement Account.

Item 6—Purchaser Information

Subscription Offering

Subscription order must be submitted with same owner(s) of original subscription order as shown on mailing label.

Community Offering

a.     Check this box if you are a community member (Indicate county of residence in item 9).

b.     Check this box if you are a shareholder of Ocean Shore Holding Co..

Items 7 and 8—Form of Stock Ownership, SS# or Tax ID#, Stock Registration and Mailing Address

Check the box that applies to your requested form of stock ownership and indicate your social security or tax ID number(s) in item 7. Complete the requested stock certificate registration, mailing address in item 8. The stock transfer industry has developed a uniform system of shareholder registrations that will be used in the issuance of your common stock. If you have any questions regarding the registration of your stock, please consult your legal advisor. Stock ownership must be registered in one of the ways described above under “Stock Ownership Guide.”

Item 9—Telephone Number(s) and County

Indicate your daytime and evening telephone number(s) and county. We may need to call you if we have any questions regarding your order or we cannot execute your order as given.

Item 10—Associates/Acting in Concert

Check this box complete the reverse side of the stock order form if you or any associates or persons acting in concert with you (as defined on the reverse side of the stock order form) have submitted other orders for shares or are current owners of existing shares of Ocean Shore Holding Co.

Item 11—Acknowledgement

Please review the prospectus carefully before making an investment decision. Sign and date the stock order form where indicated. Before you sign, review the stock order form, including the acknowledgement and certification. Normally, one signature is required. An additional signature is required only when payment is to be made by withdrawal from a deposit account that requires multiple signatures to withdraw funds.

Your properly completed signed stock order form and payment in full (or withdrawal authorization) at the subscription price must be physically received (not postmarked) by Ocean Shore Holding Co. no later than 5:00 p.m., Eastern time, on                  , 2009 or it will become void.

Delivery Instructions: You may deliver your stock order form by mail using the enclosed stock order return envelope, or by hand delivery or overnight courier to the conversion center address indicated on the front of the stock order form.

If you have any remaining questions, or if you would like assistance in completing your stock order form, you may call our conversion center at (866) 338-2649, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time.

Ocean City Home Bank Conversion Center, 5401 Harding Highway, Mays Landing, NJ 08330

Ocean Shore Holding Co.
Syndicated Community Offering Stock Ownership Guide
Individual—Include the first name, middle initial and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as “Mrs.”, “Mr.”, “Dr.”, “special account”, “single person”, etc.

Joint Tenants—Joint tenants with right of survivorship may be specified to identify two or more owners. When stock is held by joint tenants with right of survivorship, ownership is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant. All parties must agree to the transfer or sale of shares held by joint tenants.

Tenants in Common—Tenants in common may also be specified to identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common.

Uniform Transfers to Minors Act (“UTMA”)—Stock may be held in the name of a custodian for a minor under the Uniform Transfers to Minors Act of each state. There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is “CUST”, while the Uniform Transfers to Minors Act is “UTMA”. Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the New Jersey Uniform Transfers to Minors Act will be abbreviated John Doe, CUST Susan Doe UTMA NJ (use minor’s social security number).

Fiduciaries—Information provided with respect to stock to be held in a fiduciary capacity must contain the following:

•     The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title (name). If an individual and a corporation, list the corporation’s title before the individual.

•     The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.

•     A description of the document governing the fiduciary relationship, such as a trust agreement or court order. Documentation establishing a fiduciary relationship may be required to register your stock in a fiduciary capacity.

•     The date of the document governing the relationship, except that the date of a trust created by a will need not be included in the description.

•     The name of the maker, donor or testator and the name of the beneficiary.

An example of fiduciary ownership of stock in the case of a trust is: John Doe, Trustee Under Agreement Dated 10-1-93 for Susan Doe.

Stock Order Form Instructions

Items 1 and 2—Number of Shares and Total Payment Due

Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $8.00 per share. The minimum purchase in the subscription offering is $200.00 (25 shares) of common stock. No person, either individually or together with associates and persons acting in concert with such person, may purchase in the aggregate more than $2,923,247 (365,405 shares) of common stock. As more fully described in the plan of conversion and reorganization and outlined in the prospectus, the maximum purchase limitation may be lower if you and/or your associates or group currently owns shares of Ocean Shore Holding Co. common stock, and may also be subject to reduction based on the overall number of orders received in excess of 5% of the shares to be sold in the offering.

Item 3—Employee/Officer/Director Information

Check this box to indicate whether you are an employee, officer or director of Ocean City Home Bank or a member of such person’s immediate family living in the same household.

Item 4—Method of Payment by Check

If you pay for your stock by check, bank draft or money order, indicate the total amount in this box. Payment for shares may be made by check, bank draft or money order payable to Ocean Shore Holding Co. Payment in cash may be made only if delivered in person. Your funds will earn interest at Ocean City Home Bank’s passbook savings rate of interest until the stock offering is completed.

Item 5— Method of Payment by Wire

If you wish to pay for your stock by wire transfer, please call the conversion center at (866) 338-2649 to receive wire instructions. Your funds will earn interest at Ocean City Home Bank’s passbook savings rate of interest until the stock offering is completed.

Item 6—Purchaser Information

Community Offering

a)     Check this box if you are a community member (Indicate county of residence in item 9).

b)    Check this box if you were a shareholder of Ocean Shore Holding Co. on November 10, 2008.

Items 7 and 8—Form of Stock Ownership, SS# or Tax ID#, Stock Registration and Mailing Address

Check the box that applies to your requested form of stock ownership and indicate your social security or tax ID number(s) in item 7. Complete the requested stock certificate registration, mailing address in item 8. The stock transfer industry has developed a uniform system of shareholder registrations that will be used in the issuance of your common stock. If you have any questions regarding the registration of your stock, please consult your legal advisor. Stock ownership must be registered in one of the ways described above under “Stock Ownership Guide.”

Item 9—Telephone Number(s) and County

Indicate your daytime and evening telephone number(s) and county. We may need to call you if we have any questions regarding your order or we cannot execute your order as given.

Item 10 —Associates/Acting in Concert

Check this box complete the reverse side of the stock order form if you or any associates or persons acting in concert with you (as defined on the reverse side of the stock order form) have submitted other orders for shares or are current owners of existing shares of Ocean Shore Holding Co.

Item 11—Acknowledgement

Please review the prospectus carefully before making an investment decision. Sign and date the stock order form where indicated. Before you sign, review the stock order form, including the acknowledgement and certification.

Your properly completed signed stock order form and payment in full of the subscription price must be physically received (not postmarked) by Ocean Shore Holding Co. prior to the expiration of the offering or it will become void. No expiration time has been set for the syndicated community offering and the offering may expire at any time on or after                  , 2009 at Ocean Shore Holding Co.’s sole discretion.

Delivery Instructions: You may deliver your stock order form by mail using the enclosed stock order return envelope, or by hand delivery or overnight courier to the conversion center address indicated on the front of the stock order form.

If you have any remaining questions, or if you would like assistance in completing your stock order form, you may call our conversion center at (866) 338-2649, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time.

Ocean City Home Bank Conversion Center, 5401 Harding Highway, Mays Landing, NJ 08330